SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Investment Trust
(on behalf of Eaton Vance New Jersey Limited Maturity Municipal Income Fund)

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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QUESTIONS AND ANSWERS Regarding the Proposed Merger of Eaton Vance New Jersey Limited Maturity Municipal Income Fund (the “Fund”) into Eaton Vance National Limited Maturity Municipal Income Fund

Answers to questions about the proposed merger should be reviewed along with the Fund’s proxy materials.

Q:	Why did I receive a Proxy Statement?
A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a merger of the Fund into Eaton Vance National Limited Maturity Municipal Income Fund. Fund
shareholders are being asked to consider the proposed merger and approve an Agreement and Plan of
Reorganization at a special meeting scheduled to be held on Friday, August 12, 2011 at 2:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:	How will the proposed merger affect me?
A:	The Fund and Eaton Vance National Limited Maturity Municipal Income Fund have substantially similar investment objectives and policies, with the exception of the Fund’s policies to avoid New Jersey state income taxes. There are no material differences between the Funds’ fundamental and non-fundamental investment restrictions other than those related to diversification. While the Eaton Vance National Limited Maturity
Municipal Income Fund is a diversified fund and has an investment restriction to that effect, the Fund is a non-
diversified fund. If the proposed merger is approved and completed, as a shareholder of the Fund, you will become a shareholder of the corresponding class of shares of Eaton Vance National Limited Maturity Municipal
Income Fund. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed merger and for a more complete description of Eaton Vance National Limited Maturity Municipal Income Fund.

Q:	What are the potential benefits of the proposed merger?
A:	It is expected that shareholders of the Fund will benefit from the proposed merger because they will become shareholders of a larger, more diversified fund with a lower expense ratio and higher yield and distribution rate
(as described in the Proxy Statement/Prospectus).

Q:	Who do I call with any questions?
A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call The
Altman Group, your Fund’s proxy solicitor, toll-free at 866-864-7961. Please have your proxy materials available when you call.

Q:	Why should I vote?
A:	Your vote is very important. We encourage you to return your vote as soon as possible. If your Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q:	How do I vote my shares?
A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card and following the instructions given, using your proxy card as a guide.

Q:	Will Eaton Vance contact shareholders?
A:	Eaton Vance or its agents may contact shareholders directly. The Altman Group is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus. Please read it carefully.

VIDEO Script  The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund.  As a

shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

So please – if you have not done so already cast your vote today.

Thank you.

Eaton Vance Level I Script

Good (morning, afternoon, evening,) my name is (Full Name).
May I please speak with Mr. /Mrs. (full name)?

(RE-GREET IF NECESSARY)

I am calling on behalf of a current investment with the EATON VANCE NEW JERSEY
LIMITED MATURITY MUNICIPAL INCOME FUND.
I wanted to confirm that you have received the proxy material for the Special Meeting of
Shareholders scheduled for Friday, August 12, 2011. Have you received the information?
(Pause For Response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone.
Your Board of Trustees is recommending a vote in favor.
Would you like to vote along with the Board’s Recommendation?

If “Yes” (VOTING WITH BOARD)
(Proceed to Confirmation)

If “No” (NOT VOTING WITH BOARD)
Would you like to cast an Against or Abstain vote? An Abstain vote is treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the proposals. Would you like to vote against or abstain?
(Pause For Response and Proceed To Confirmation)

Confirmation –
Would you like to vote all of your accounts with EATON VANCE NEW JERSEY LIMITED
MATURITY MUNICIPAL INCOME FUND accordingly?
(Pause For Response)

I am recording your (in favor/against/abstain) vote.
For confirmation purposes:
· Please state your full name. (pause for response)
· According to our records, you reside in (city, state, zip code). (pause)
· To ensure that we have the correct address for the written confirmation, please state your street address. (pause for response)

Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (insert appropriate closing).

If “No” or negative response:
The materials are available online and we can also mail or e-mail the materials to you.
How would you like to receive the materials?
(Provide web-address or get email address from shareholder)
www.eatonvance.com

E-Mail / Mail request:
Mr. /Ms. ___________, you will receive your material within a few business days. Please remember that your vote is important and your time is greatly appreciated. Thank you and have a good (insert appropriate closing).
Website request: (AFTER PROVIDING WEBSITE) Mr. /Ms. ___________, please remember that your vote is important and your time is greatly appreciated. Thank you and have a good
(insert appropriate closing).

Proxies | Eaton Vance	Page 1 of 2

Why should I Vote My Proxy?

Voting your proxy early is crucial for a number of reasons. First, the proxy materials cover important matters about how your fund operates. You have the right to influence that process and have a say in how your fund is managed.

Further, if not enough votes are received after the initial mailing, we must actively solicit votes through additional mailings and telephone calls. The costs associated with such follow-up measures are considerable and are typically charged directly to the fund. That means it is you, the shareholder, who ultimately pays. Voting promptly may also help you avoid the telephone calls and follow-up mailings.

How do I Vote My Proxy?

Fund: Eaton Vance Michigan Municipal Income Fund
Eaton Vance Rhode Island Municipal Income Fund
Statement:To view the proxy statement, click here.
Click: To vote online, please refer to your proxy ballot for the web site information and your control number.
Call: Refer to the telephone number on your proxy ballot. Please have your control number ready.
Mail: Sign and mail the proxy ballot. All the necessary information is in the proxy material you received.
In Person: Attend the shareholder meeting on Friday, August 12, 2011, at Two
International Place in Boston, MA. Please be
prepared to present photo identification and proof of your share ownership.
Q&A: To learn more about the proxy, click here.

Fund: Eaton Vance New Jersey Limited Maturity Municipal Income Fund
Statement:To view the proxy statement, click here.
Click: To vote online, please refer to your proxy ballot for the web site information and your control number.
Call: Refer to the telephone number on your proxy ballot. Please have your control number ready.
Mail: Sign and mail the proxy ballot. All the necessary information is in the proxy material you received.
In Person: Attend the shareholder meeting on Friday, August 12, 2011, at Two
International Place in Boston, MA. Please be
prepared to present photo identification and proof of your share ownership.
Q&A: To learn more about the proxy, click here.

http://uat-funds.eatonvance.com/Proxies.php	7/7/2011

Proxies | Eaton Vance	Page 2 of 2

Eaton Vance does not provide tax or legal advice. Prospective investors should consult with a tax or legal advisor before making any investment decision.
The information on this Web site is for U.S. residents only and does not constitute an offer to sell, or a solicitation of an offer to purchase, securities in any jurisdiction to any person to whom it is not lawful to make such an offer.
© Eaton Vance Investment Managers. All rights reserved. Eaton Vance open-end mutual funds are offered through Eaton Vance Distributors, Inc. Two International Place,
Boston, MA 02110.
Publication details: Thursday, July 07, 2011 2:26 PM
Page ID: 324

http://uat-funds.eatonvance.com/Proxies.php	7/7/2011